FEBRUARY 19, 2010

                          TOUCHSTONE FUNDS GROUP TRUST

                TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 28, 2010

                       NOTICE OF CHANGES TO THE TOUCHSTONE
                     ULTRA SHORT DURATION FIXED INCOME FUND

ON APRIL 20, 2010, THE ULTRA SHORT DURATION FIXED INCOME FUND WILL REVISE ITS PRINCIPAL INVESTMENT STRATEGIES.

PLEASE REPLACE THE LANGUAGE UNDER THE SECTION TITLED "THE FUND'S PRINCIPAL INVESTMENT STRATEGIES" IN THE PROSPECTUS WITH THE FOLLOWING:

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and municipal bonds. The Fund invests only in investment grade debt securities and does not invest in non-investment grade (i.e. "high yield") debt securities. Investment grade debt securities are those having a rating of BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington").

In selecting investments for the Fund, Fort Washington chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments. In addition, Fort Washington considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Fund of one year or less under normal market conditions.


              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.TouchstoneInvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.